UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ] Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Under Rule 14a-12

PCS EDVENTURES!.COM, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computer on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[  ] Fee paid previously with preliminary materials:

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date File:

Indicate by check mark whether the Registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the Registrant was required to submit and post such files).

Yes [X] No [  ]

PCS EDVENTURES!.COM, INC.

345 Bobwhite Court, Suite 200

Boise, Idaho 83706

(208) 343-3110

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of PCS Edventures!.com, Inc.:

The 2016 Annual Meeting of Shareholders of PCS Edventures!.com, Inc. will be held at the PCS Edventures!.com, Inc. corporate offices at 345 Bobwhite Court, Boise, Idaho, 83706, on September 23, 2016, at 10:00 a.m. Mountain Time. At this year’s Annual Meeting, we plan to conduct the following business items:

1.	To elect the current members of our Board of Directors;

2.	Ratification of the election of M&K CPAs, PLLC, as our independent registered public accounting firm for our fiscal year ending March 31, 2017;

3.	Amend our Articles of Incorporation to increase our authorized shares of common stock from 100,000,000 no par value shares to 150,000,000 no par value shares;

4.	To increase the shares of common stock available for grants, incentives or other purposes under our 2009 Incentive Equity Plan from 8,000,000 shares to 10,000,000 shares; and

5.	To transact such other business as may properly come before the Annual Meeting (and any adjournment thereof), all in accordance with the accompanying Proxy Statement.

Shareholders of record at the close of business on Tuesday, July 26, 2016, are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to participate by voting. The Proxy Statement, Proxy Card, and our 10-K Annual Report for fiscal year ending March 31, 2016, are available online and incorporated herein by reference (the “Proxy Soliciting Materials”). You may also vote over the Internet or by telephone using the information listed on the Proxy Card or voting instruction form. If you send your Proxy Card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your Proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

If you are unable to attend the Annual Meeting and would like to participate, we are broadcasting a live webinar of the Annual Meeting for shareholders. Information to access this webinar is listed in the Proxy Statement.

The fiscal year 2016 Annual Meeting will be held on September 23, 2016. The deadline for submitting shareholder proposals for the 2016 Annual Meeting is 120 days prior to the Mailing Date (as defined below). Any proposal submitted after that deadline shall be considered untimely.

By the Order of the Board of Directors,
/s/ Robert O. Grover
Robert O. Grover,
Secretary

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PCS EDVENTURES!.COM, INC

345 Bobwhite Court, Suite 200

Boise, Idaho 83706

(208) 343-3110

PROXY STATEMENT

Annual Meeting and Proxy Solicitation Information

This Proxy Statement is furnished by our Board of Directors for the solicitation of proxies from the holders of our common stock in connection with the Annual Meeting of shareholders.

TIME: 10:00 a.m., Mountain Time, on Friday, September 23, 2016.

PLACE: To be held at the PCS Edventures!.com, Inc. (“PCS,” the “Company,” “we,” “our,” “us” and words of similar import) corporate offices at 345 Bobwhite Court, Boise, Idaho, 83706.

It is expected that the Notice of Annual Meeting of Shareholders, this Proxy Statement, the Proxy Card and our Annual Report on Form 10-K of the Securities and Exchange Commission (the “SEC”) for fiscal year ended March 31, 2016, a copy of which is attached hereto and incorporated herein by reference (the “Proxy Soliciting Materials”), along with “The Notice of Internet Availability of the Proxy Soliciting Materials, will be mailed to our shareholders on or about August 12, 2016.

Voting Procedures

The presence in person or by Proxy of a majority of the voting power at the Annual Meeting is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be considered represented at the Annual Meeting for the purpose of determining a quorum. The shares represented by each Proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the Proxy will be voted in favor of all matters to be voted on as set forth in the Proxy and, at the discretion of the persons named in the Proxy, on any other business that may properly come before the Annual Meeting (though we presently know of no other matters that are likely to come before the meeting). Each shareholder will be entitled to one vote for each share of common stock held and will not be entitled to cumulate votes in the election of directors.

Your Vote Is Important

In accordance with rules and regulations adopted by the SEC, we have elected to furnish our Proxy Soliciting Materials to shareholders by providing access to the materials on the Internet. Accordingly, a Notice of Internet Availability of Proxy Soliciting Materials (the “Internet Availability Notice”) will be mailed to our shareholders at least 40 days prior to the Annual Meeting, and all of whom will have access to the Proxy Soliciting Materials on the Internet (or by receiving a paper copy thereof, if requested in accordance with the information presented in the Internet Availability Notice. It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. If you are the registered holder of your shares and are viewing the Proxy Soliciting Materials on the Internet, you may grant your Proxy electronically via the Internet by following the instructions on the Internet Availability Notice mailed to you and the instructions listed therein and on the Internet site. If your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided to you by that firm to determine whether and how you will be able to submit your Proxy. Submitting a Proxy over the Internet, by telephone or by mailing a Proxy Card will ensure your shares are represented at the Annual Meeting.

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In addition, please also note that the: Notice of Internet Availability; Notice of the 2016 Annual Meeting of Stockholders; and the Proxy Soliciting Materials are available on the “Investor Relations” section of our website at www.pcsv.global.com, under the “CORPORATE” menu. We encourage you to access and review all of the important information contained in the Proxy Soliciting Materials before voting.

Approximate Date of Mailing of the Notice of Internet Availability

The Notice of Internet Availability is anticipated to be mailed to our shareholders on or about August 12, 2016 (the “Mailing Date”).

YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR VOTE PROMPTLY.

Shareholders can ensure that their shares are voted at the Annual Meeting, even if they do not plan to attend the Annual Meeting, by casting their vote by one of the following measures:

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 22, 2016. Have your Proxy Card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. You will need the Control Number off the Proxy Card to vote online.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 22, 2016. Have your Proxy Card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your Proxy Card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Proxy Card must be received by September 22, 2016, in order for your vote to count.

Revocability of Proxy

The submission of a signed Proxy will not affect a shareholder’s right to attend the Annual Meeting and vote in person. Shareholders who execute proxies retain the right to revoke them at any time before they are voted by filing with the Secretary of the Company a written revocation or a Proxy bearing a later date at the corporate address. The presence at the Annual Meeting of a shareholder who has signed a Proxy does not, by itself, revoke that Proxy unless the shareholder attending the Annual Meeting files a written notice of revocation of the Proxy with the Secretary of the Company at any time prior to the voting of the Proxy at the Annual Meeting.

Proxies will be voted as specified by the shareholders. Where specific choices are not indicated, proxies will be voted FOR the election or adoption of each item so presented or proposed.

The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote on such matters in their discretion.

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Record Date

Only shareholders of record at the close of business on Tuesday, July 26, 2016 (this date is referred to as the “Record Date”), are entitled to receive notice of and to vote the shares of common stock registered in their name at the Annual Meeting. The Notice of Internet Availability will also be mailed to all brokers, banks or other nominees for voting by holders of our shares in “street name,” and those shareholders will also be entitled to vote at the Annual Meeting as outlined herein or in the Notice of Internet Availability.

Outstanding Shares

As of the Record Date, we anticipate that approximately 82,480,682 shares of our common stock will be outstanding. Each share of common stock entitles the holder to cast one vote on each matter to be voted upon at the Annual Meeting.

Voting Rights and Required Vote

Under Idaho law, the Idaho Business Corporation Act requires the presence of a quorum to conduct business at the Annual Meeting. A quorum is defined as the presence, either in person or by Proxy, of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting. The shares represented at the Annual Meeting by Proxies that are marked “withhold authority” will be counted as shares present for the purpose of determining whether a quorum is present. Broker non-votes (i.e., Proxies from brokers or nominees indicating that such persons have not received instructions from beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will also be counted as shares present for purposes of determining a quorum.

Assuming a quorum is present, directors are elected by the affirmative vote of a plurality of the shares of common stock present, either in person or by Proxy, at the Annual Meeting and entitled to vote. For this purpose, “plurality” means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. In the election of directors, votes may be cast in favor, against or withheld. Votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors.

The ratification of the election of our auditors for fiscal 2017 and the amendment to our Articles of Incorporation to increase our authorized shares must also be approved by the affirmative vote of a plurality of the shares of common stock present, either in person or by Proxy, at the Annual Meeting and entitled to vote, assuming a quorum is present.

Effective Dates

The election of directors and the ratification of the election of our auditors for fiscal 2017, if respectively approved by our shareholders, will be effective immediately following the Annual Meeting. The amendment to our Articles of Incorporation, if approved by our shareholders, will be effective on the filing of such amendment with the office of the Secretary of State of Idaho.

Security Ownership of Management and Certain Beneficial Owners

The following table outlines information provided to the Company as of July 26, 2016, the Record Date for the Annual Meeting, regarding beneficial ownership of PCS Common Stock by the Company’s directors, executive management and any 5% beneficial owners and is updated from the March 31, 2016, information contained in our Annual Report on Form 10-K of the Securities and Exchange Commission that accompanies this Proxy Statement.

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DIRECTORS AND EXECUTIVE OFFICERS

	Amount and Nature of Beneficial Ownership (1)
Name and Address of Beneficial Owner	Shares Owned	Shares Issuable Upon Exercise of Options	Shares Issuable Upon Receipt of Restricted Stock Units	Shares Issuable Upon Exercise of Warrants	Shares Issuable Upon Exercise of Convertible Note	Total	Percentage Owned (5)
Robert O. Grover, Executive Vice President 345 Bobwhite Court, Suite 200 Boise, Idaho 83706	(1) 834,374	425,000				1,259,374	1.65%
Michael Beldsoe Vice President 345 Bobwhite Court, Suite 200 Boise, ID 83706	(2) 906,735					906,735	Less than 1.0%
Russelee V. Horsburgh (Former VP/Treasurer) 345 Bobwhite Court, Suite 200 Boise, Idaho 83706	-	70,000				70,000	Less than 1.0%
Todd R. Hackett CEO & Chairman/Director 345 Bobwhite Court, Suite 200 Boise, ID 83706	(3)32,338,404	-	81,000	2,000,000	-	34,419,404	42%
Murali Ranganathan (Former Director) 345 Bobwhite Court, Suite 200 Boise, Idaho 83706	1,172,417	-	-	-	-	1,172,417	1.5%
Britt Ide (Former Director and Secretary) 345 Bobwhite Court, Suite 200 Boise, ID 83706	150,000	-	-	-	-	150,000	Less than 1.0%
K. Sue Redman (Former Director) 345 Bobwhite Dt, Suite 200 Boise, ID 83706	46,150	-	-	-	-	46,150	Less than 1%
Paula LuPriore (Former Director) 345 Bobwhite Ct, Suite 200 Boise, ID 83706	46,150	-	-	-	-	46,150	Less Than 1.0%
All officers and directors (as a group)	35,494,230	495,000	81,000	2,000,000	-	38,070,230	42.9%

(1)	Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner’s percentage of ownership is determined by assuming that any warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised. Shares stated include 834,374 shares owned of record by Mr. Grover; of which 133,726 shares are beneficially owned by Robert O. Grover & Heidi K. Grover; 55,000 shares are beneficially owned by spouse, Heidi Grover.

(2)	Shares stated include 906,735 shares owned of record by Mr. Bledsoe; of which 81,735 shares are beneficially owned by Michael J. Bledsoe & Karen L. Bledsoe.

(3)	Todd R. Hackett is the only beneficial owner, as defined by the Securities Exchange Commission as owners with greater than 5% ownership. Shares stated include 32,338,404 shares owned of record by Mr. Hackett; of which 4,614,180 shares are beneficially owned by Todd R. Hackett & Patricia S. Hackett.

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Director Qualifications

In evaluating potential directors, The Board considers the following factors:

●	the appropriate size of our Board of Directors;

●	our needs with respect to the particular talents and experience of our directors;

●	the knowledge, skills and experience of nominees, including experience in finance, administration, or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

●	familiarity with the educational industry;

●	experience with accounting rules and practices; and

●	the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

Our goal is to assemble a Board of Directors that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, The Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board of Directors may also consider such other factors as they may believe are in the best interests of PCS and its shareholders.

The Board of Directors identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-election. If any member of the Board does not wish to continue in service or if we decide not to re-nominate a member for re-election, we then identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board of Directors are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

Role of Board in Risk Oversight

One of the functions of our Board of Directors is informed oversight of our risk management process. The Board does not have a standing risk management committee, but oversees this function through the Board as a whole, as well as through our Audit Committee, which is responsible for discussing guidelines and policies to govern the process by which risk assessment and management is undertaken.

Our Board oversees risk, including operational risk, liquidity risk and credit risk in various ways. Board meetings generally include discussions among Board members, management and outside consultants, when practical, regarding material risks we face, including operational and financial risk. Our management provides information to the Board regarding our approach to material risks, both at meetings and on a regular basis during informal discussion. In addition, the Board generally reviews the disclosures in our Annual Report on Form 10-K, including the risk factors. The Board’s discussions with management include whether all material risks and concerns have been identified and the manner in which management will address the issues.

Potential Conflicts of Interests of Compensation Consultants

None.

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Meetings of the Board of Directors

The Board of Directors conducted three regular Board meetings and numerous informal conferences during fiscal year 2016. No director attended less that 75% of the meetings.

PROPOSAL No. 1

ELECTION OF DIRECTORS

Nominees for Director

The nominees for election as Directors are the three people listed below. Each director is to serve until the next Annual Meeting of our shareholders or until his or her successor is elected and qualified or his or her prior resignation or termination.

The Board of Directors recommends that shareholders vote FOR Proposal No. 1 to Re-Elect All Members or Nominees named below to the Company’s Board of Directors.

Name	Age	Position	Held Position Since	Board Committees
Robert O. Grover	53	EVP, Secretary	2016	Governance
Michael J. Bledsoe	50	Director,	2016	Compensation, Governance
Todd R. Hackett	55	CEO, Director	2012	Compensation, Audit

Robert O. Grover. Mr. Grover was appointed Chief Executive Officer in January 2012. In 2011, he served as the Chief Technology Officer and President of PCS International. From March 2010 to January 2012, Mr. Grover served as President, Chief Operating Officer and Chief Technology Officer. Mr. Grover was the Chief Executive Officer from 2013 until November 2015, when he transitioned to the role of Executive Vice President. Mr. Grover joined PCS at its inception and has spent the last two decades with PCS, designing, developing, and creating PCS learning programs and services intended to facilitate student-centered, experiential learning. Mr. Grover has worked closely with a variety of organizations to design, implement, and study successful, hands-on STEM programs, including the United States Department of Education, the National Science Foundation, the Boys and Girls Clubs of America, the YMCA, the US Army, the US Air Force, NASA, Boise State University, Idaho State University, SECME, and many others. Mr. Grover has traveled extensively throughout the world promoting PCS programs and developing International relationships for the Company. He was appointed to the Idaho District Export Council by the US Secretary of Commerce in January of 2012. A Merit Scholar, Mr. Grover attended Michigan State University for course work in Astrophysics, Philosophy, Computer Science and Religious Studies; he attended the University of Idaho for additional coursework in History, Religious Studies and Philosophy; and graduated with a B.A. in English, Creative Writing and an A.A.S in Management from Boise State University in 1988. Mr. Grover has not held a directorship position nor was he a directorship nominee for any other public company or investment company in the past five years.

With Mr. Grover’s 25 plus years of experience, acquired knowledge and creativity, we feel that he contributes an excellent awareness of industry trends and brings the strategies and tactic needed to retain and attract new business opportunities.

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Michael J. Bledsoe Michael Bledsoe has over 27 years of experience in the investment industry, which includes managing institutional equity and fixed income portfolios, conducting asset allocation studies and developing investment policy for pension plan sponsors and foundations, and reporting to various Boards and Investment Committees. He was appointed to the PCS Edventures!.com, Inc. Board of Directors on June 8, 2016, and began employment as Vice President and Treasurer on July 1, 2016. Mr. Bledsoe was employed at D.A. Davidson as a Senior Vice President and Portfolio Manager, a position he has held for the past 18 years. Prior to that, Mr. Bledsoe held the positions of Vice President and Portfolio Manager at U.S. Bank, Portfolio Manager at D.B. Fitzpatrick, and Investment Consultant at Dorn, Helliesen & Cottle. Also, he was an adjunct faculty member at Boise State where he taught classes in personal investing. He received a BBA in Quantitative Management with an emphasis in Finance from Boise State University in 1989, and an MBA from Boise State University. He has been a CFA Charter holder since 1994. Mr. Bledsoe has not held a directorship position nor was he a directorship nominee for any other public company or investment company in the past five years.

Todd R. Hackett. Todd R. Hackett is the owner of a successful construction company in Iowa who first became aware of PCS as an investment opportunity in 2007. Over the past five years, his involvement with PCS has grown from a casual investor to a strong advocate for bringing educational opportunities to both children and young adults to strengthen their knowledge in math and science. Mr. Hackett was appointed to Chairmen of the Board of Directors and Chief Executive Officer in November 2015. He brings a strong business background to PCS, well founded in the fundamental principles of building a successful company. He has demonstrated his abilities in the building of his own company from a start-up in 1981 to a major construction firm now handling multi-million dollar projects. Many of his projects involve educational institutions, such as community colleges, middle schools, libraries, and applied technology labs. Mr. Hackett has not held a directorship position nor was he a directorship nominee for any other public company or investment company in the past five years.

Mr. Hackett is actively involved in his community, is passionate about the potential of PCS, and is actively engaged in helping to create a company that will have deep shareholder value as well as improve STEM education around the world. We believe Mr. Hackett brings valuable business and financial experience to PCS.

Committees

Audit Committee:

We  chartered an Audit Committee in 2001 for the purpose of engaging an accounting firm, which is currently M&K CPAs, PLLC, for our annual audit and quarterly reviews. The Audit Committee currently consists of Board member Todd R. Hackett, Audit Committee Chair. Mr. Hackett is not considered an audit committee financial expert, based on his previous work experience and the definition contained in Reg. 228.401 Instructions to paragraph (e)(1) of Item 401 of the Sarbanes-Oxley Act. Mr. Hackett is not considered an independent director (based on the definition of independence below).

The Audit Committee continued to implement its Charter regarding the scope and responsibilities for the Audit Committee adopted in fiscal year 2005 and revised in fiscal year 2010. The Audit Committee meets with M&K CPAs, PLLC via telephone conference on a quarterly basis and meets separately with management to review quarterly financial results and to discuss any accounting related issues. In addition, the Audit Committee discusses auditing issues as needed during regularly scheduled Board meetings, which are documented in the Company’s minutes. The Audit Committee had 2 meetings during fiscal 2016.

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Our Audit Committee Charter provides for two independent directors with financial literacy requirements of companies listed on the New York Stock Exchange. We are presently seeking avenues to comply with these requirements, and these portions of our Audit Committee Charter are temporarily suspended until we satisfy these requirements or amend our Audit Committee Charter. As a smaller reporting company, we are not required to have an audit committee.

The Audit Committee is currently responsible for

(i)	appointing or replacing our auditing firm;

(ii)	reviewing the scope, reports, costs, and other items related to the quarterly reviews and annual audit conducted by our auditors;

(iii)	reviewing the qualifications, expertise, and suitability of our auditors;

(iv)	speaking with and approving all actions to be undertaken by our auditors; and

(v)	reviewing and providing feedback for our internal control reports.

Audit Committee Report

The Audit Committee has:

(i)	reviewed and discussed the audited financial statements with management;

(ii)	discussed with the independent accountant the matters required to be discussed by Statement on Auditing Standards 61, as amended, (or the Codification of Statements on Auditing Standards, AU Section 380), which includes a review of the findings of the independent accountant during its examination of the Company’s financial statements;

(iii)	received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding communications concerning independence,

(iv)	discussed with the independent accountant the independent accountant’s independence; and

(v)	based on the above review and discussions, the audit committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

The Audit Committee of the Board of Directors

Todd R. Hackett, Chairman.

Nominating and Governance Committee:

The Nominating and Governance Committee currently consists of Board members Robert O. Grover and Michael Bledsoe. Currently, our directors submit nominations for election to fill vacancies on the Board to the entire Board for its consideration.

Our Bylaws do not contain any provisions for addressing the process by which a shareholder may nominate an individual to stand for election to the Board of Directors, and we do not have any formal policy concerning shareholder recommendations to the Board of Directors. To date, we have not received any recommendations from non-affiliate shareholders requesting that the Board consider a candidate for election to the Board. However, the absence of such a policy does not mean that the Board of Directors would not consider any such recommendation, if one is received. The Board would consider any candidate proposed in good faith by a shareholder. To do so, a shareholder should send the candidate’s name, credentials, contact information and his or her consent to be considered as a candidate to the attention of the Board of Directors at 345 Bobwhite Court, Suite 200, Boise, ID 83706. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership in the Company (how many shares owned and for how long). Proposals like these should be sent at least 120 days before the 2017 Annual Meeting, expected to be held in late September, 2017.

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Our Board of Directors does not have a formal process for security holders to send communications to the Board. However, our directors take great interest in the concerns of shareholders. Security holder communications may be sent to: Board of Directors, PCS Edventures!.com, Inc., 345 Bobwhite Court, Suite 200, Boise, Idaho 83706. Communications may also be sent to any individual director at our address.

Compensation Committee:

We adopted a compensation committee during fiscal year 2004 for the purpose of regulating management’s compensation, as well as any incentive plans proposed by the Company. The compensation committee charter was updated September 24, 2015. The compensation committee charter requires two independent Board Members. The compensation committee charter had been suspended, as all of the current Board Members are not independent. Compensation issues are being handled by Todd R. Hackett, currently serving as the temporary, uncompensated CEO. Compensation for each member of the compensation committee is included in the table titled Director Compensation for fiscal year 2016.

Compensation Committee Report

This report addresses what the Compensation Committee is responsible for and how the Company currently decides on compensation of its executive officers.

The Compensation Committee is currently responsible for:

(i)	reviewing and monitoring the appropriateness of the Company’s executive compensation;

(ii)	reviewing and approving, where necessary, compensation and benefits to executives;

(iii)	evaluating the performance of the executive officers;

(iv)	monitoring the benefit plan(s) offered to employees of the Company; and

(v)	evaluating and making recommendations for our stock incentive plan(s).

The Compensation Committee did not hold a meeting during fiscal year 2016. Any discussions related to compensation were discussed during regularly scheduled Board meetings, after which time the conversations were incorporated into the Company’s minutes. Within these discussions, the Board discussed Compensation and Analysis including, but not limited to compensation awarded to, earned by or paid to the executive officers of the Company; current and long-term compensation for executive officers; and proposed incentive compensation plans. The Board of Directors currently sets all levels of compensation for the executive officers. For executive officers other than the CEO, the committee reviews, analyzes and makes a determination of compensation based on recommendations from the CEO. The CEO’s compensation is currently determined by the Board of Directors each year after open discussions with other Board members. The key components of our compensation strategy is to link performance and shareholder value to salaries, stock bonus awards, and stock option awards, to recognize the contribution of each individual executive officer, as well as to recognize the business results as demonstrated by the executive officers as a whole.

The Board of Directors has reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) with management and has recommended that the CD&A be included in the Company’s Annual Report and Proxy Statement.

The Board of Directors,

Todd R. Hackett, Chairman

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Executive Compensation:

SUMMARY COMPENSATION TABLE FOR FISCAL YEARS 2014-2016

Information relative to compensation paid to our executive officers for the years ended March 31, 2014 through March 31, 2016, can be found in the PCS Edventures!.com, Inc. Annual Report on Form 10-K for the fiscal year ended March 31, 2016 (our “10-K”), in Item 11, available on the Company’s website at https://pcsv/global, or by reviewing a copy of such Annual Report, which is attached hereto and incorporated herein by reference and which is determined to be a part of the Company’s Proxy Soliciting Materials. During the fiscal year ended March 31, 2016, Mr. Grover’s salary comprised 17.4% of the total compensation paid to all employees.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR 2016

Information relative to outstanding equity awards for officers at fiscal year ending March 31, 2016 can be found in our 10-K, Item 11, available on the Company’s website at https://pcsv/global and attached hereto and incorporated herein by reference. The Company also makes available medical and dental insurance coverage for its officers and other U.S. employees.

OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR 2016

The following table provides information related to stock option exercises by executive officers of the Company, as well as any stock awards vesting during the Fiscal Year Ended March 31, 2016.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercised ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Robert O. Grover	19,000	-	50,000	5,000

Director Independence

No member of our Board of Directors is independent, based on the following definition of an “independent director” using the NASDAQ standard, which is quoted below from Rule 5605(a)(2), which our Board of Directors has adopted as the definition of an “independent director,” even though we are not required to have independent directors. (2) “Independent Director” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship, which, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. For purposes of this rule, “Family Member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home. The following persons shall not be considered independent:

(A) a director who is, or at any time during the past three years was, employed by the Company;

(B) a director who accepted or who has a Family Member who accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

i.	compensation for Board or Board committee service;

ii.	compensation paid to a Family Member who is an employee (other than an Executive Officer) of the Company; or

iii.	benefits under a tax-qualified retirement plan, or non-discretionary compensation.

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Provided, however, that in addition to the requirements contained in this paragraph (B), audit committee members are also subject to additional, more stringent requirements under Rule 5605(c)(2).

(C) a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the Company as an Executive Officer;

(D) a director who is, or has a Family Member who is, a partner in, or a controlling Shareholder or an Executive Officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

i.	payments arising solely from investments in the Company’s securities; or

ii.	payments under non-discretionary charitable contribution matching programs.

(E) a director of the Company who is, or has a Family Member who is, employed as an Executive Officer of another entity where at any time during the past three years any of the Executive Officers of the Company serve on the compensation committee of such other entity; or

(F) a director who is, or has a Family Member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

(G) in the case of an investment company, in lieu of paragraphs (A)-(F), a director who is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, other than in his or her capacity as a member of the Board of Directors or any Board committee.

Director Compensation For Fiscal Year 2016

Effective October 1, 2009, the Board resolved and adopted the annual fees to be paid to outside Directors of the Board to be $30,000 annually and paid in the form of Restricted Stock Units, or other form authorized under our PCS 2009 Equity Incentive Plan as the Board determines. Effective September 1, 2012, the Board resolved and adopted that the annual fees to be paid to outside Directors of the Board be reduced to $15,000 annually and paid in the form of Restricted Stock Units, or other form authorized under our PCS 2009 Equity Incentive Plan as the Board determines. With respect to the time period of director service from September 1, 2014, through September 30, 2015, the Board approved the grant to each Director for compensation for service of 150,000 Restricted Stock Units under our PCS Equity Incentive Plan. The one-time 13-month term will allow the future yearly grant timing to match the Annual Meeting cycle. Restricted Stock Units are subject to forfeiture as described in our 2009 Plan. On December 14, 2015, the Board of Directors appointed Todd R. Hackett as sole member of the Board of Directors to Chief Executive Officer. As of March 31, 2016, we had $3,240 of director fees accrued. Mr. Hackett is not employed by us and receives no compensation other than his compensation as a member of the Board of Directors. Mr. Grover, the Company’s Executive Vice President, has been excluded from receiving additional compensation as a Board member beginning with the second fiscal quarter of 2006, by unanimous consent of the Board. Payment to outside Directors of our Board for fiscal year ending March 31, 2016, as compensation, can be found in our 10-K, Item 11, available on the Company’s website at https://pcsv/global and attached hereto and incorporated herein by reference.

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Certain Relationships and Related Transactions

During the fiscal year ended March 31, 2016, the Company converted an aggregate 692,300 restricted stock units (“RSUs”) payable to common stock to five non-management Directors, Todd R. Hackett, Murali Ranganathan, K Sue Redman, Paula Lupriore, and Britt E. Ide, for services rendered at a rate of one share of common stock for each Restricted Stock Unit. Each common stock share was valued at $0.15, based on the closing price of the Company’s common stock at the vesting date. Former Director Michael McMurray elected a deferred payment at time of vesting that required issue on December 1, 2015 of 150,000 shares valued at $0.11, based on the closing price at day of issue . Non-management Directors Mr. Ranganathan, Todd R. Hackett, and Britt E. Ide received 150,000 shares of common stock. Each common stock share was valued at $0.15, based on the closing price of the Company’s common stock at the date of vesting. Non-management Directors Paula Lupriore and K. Sue Redman received 46,150 shares of common stock. Each common stock share was valued at $0.15, based on the closing price of the Company’s common stock at the date of vesting. As of March 31, 2016, $3,240 is accrued under Restricted Stock Units payable.

During the fiscal year ended March 31, 2016, the Company made no purchases of its outstanding equity securities; however, Todd R. Hackett, the Company’s CEO, shareholder, predominant promissory note holder, and Board of Directors member, has converted a promissory note from 2011 along with accrued interest to 266,492 shares of PCS Edventures common stock on July 13, 20155. Robert Grover executed 25,000 options using the cashless method, receiving 19,000 shares of common stock on July 30, 2015. Information about these transactions can be accessed in Mr. Hackett’s Schedule 13D and Mr. Grover’s Form 4 filings with the Securities and Exchange Commission at www.sec.gov, under the filings of the Company.

During the fiscal years ended March 31, 2014, through March 31, 2016, the Company entered into various loan transactions with member of the Board of Directors and shareholder (Todd R. Hackett). The loans were made in arms-length transactions and are fully disclosed in Note 9 of our audited financial statements contained in our 10-K Annual Report for the fiscal year ended March 31, 2016, a copy of which is incorporated herein by reference.

Family Relationships

Executive Vice President, Robert O. Grover’s spouse, Heidi Grover, and daughter, Dalton Grover, are employed by the Company as the Director of Production and Marketing and Channel Partner Development, respectively.

Involvement In Certain Legal Proceedings

Anthony Maher brought suit against PCS in January of 2014, claiming breach of an employment contract, interference with economic expectancy, and fraud. A settlement was agreed in exchange for dismissal of the suit, and release of PCS from any liability to Mr. Maher for any and all claims related to Mr. Maher’s employment contract with PCS. PCS issued Mr. Maher 400,000 shares of our common stock, and paid Mr. Maher $50,000. PCS denied the allegations or any other wrongdoing claimed by Mr. Maher, but determined to settle the matter for a modest amount costing the Company $10,000 after insurance settlement and $2,650 in mediation fees, to avoid the expense of defending the action in court. The settlement agreement was executed on July 9, 2014.

On or about May 18, 2015, the Company was named as a co-defendant in a legal action related to one of its employees, alleged to have been driving an automobile negligently, while on work related services for us, and causing damages to the plaintiffs in the action. The action was brought in the District Court of the Fourth Judicial District of the State of Idaho, in and for the County of Ada, Civil Action number CV PI 1507419. We have engaged legal counsel to represent us in this matter, and we are not presently in a position to determine what, if any, our liability will be in this matter.

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Transactions with Related Persons

See the heading “Certain Relationships and Related Transactions” above. Also see Part II, Item 5 and 8, and Part III, Item 13, of our 10-K for the fiscal year ended March 31, 2016, which can be found on the Company’s website http://pcsv.global and attached hereto and incorporated herein by reference.

Parents

None, not applicable.

Promoters and Control Persons

None, not applicable.

Code of Ethics

We adopted a Code of Ethics that was attached as Exhibit 14 to our 2004 Annual Report on Form 10-K. The Code was revised in 2010 and is available on our investor web site at http://pcsv.global. If any shareholder does not have Internet access, a copy of the Code of Ethics will be provided upon request to us at no cost.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires executive officers and directors and persons who own more than ten percent (10%) of our common stock to file initial reports of ownership (Form 3) and reports of changes in ownership (Form 4) with the Securities and Exchange Commission. Executive officers, directors, and greater than 10% owners are required by the Securities and Exchange Commission’s regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely on review of the copies of such forms furnished to us, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors were timely filed during our fiscal year ended March 31, 2016.

The Board of Directors recommends that shareholders vote FOR the Election of the Directors nominated in Proposal No. 1 to serve as Directors until the next Annual Meeting of Shareholders.

PROPOSAL No. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected M&K CPAs, PLLC as our independent registered public accounting firm for the fiscal year ending March 31, 2016, and has further directed that management submit the selection of an independent registered public accounting firm for ratification by the shareholders at the Annual Meeting.

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Neither our bylaws nor other governing documents or law require shareholder ratification of the selection of M&K CPAs, PLLC as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of M&K CPAs, PLLC to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our shareholders.

Representatives of M&K CPAs, PLLC are not expected to be present at the Annual Meeting for the fiscal year ended March 31, 2016. Accordingly, they will not have the opportunity to make a statement nor will they be available to respond to appropriate questions.

Ratification of the selection of M&K CPAs, PLLC requires the affirmative vote of a majority of the votes of the holders of shares present in person or represented by Proxy and entitled to vote at the Annual Meeting, assuming the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders in determining whether a quorum is present.

Independent Registered Public Accounting Firm Fee Information

In connection with the audit of our fiscal year March 31, 2016 financial statements we entered into an engagement agreement with M&K CPAs, PLLC that set forth the terms by which M&K CPAs, PLLC would perform audit services for us, including the responsibilities of M&K CPAs, PLLC and management in the conduct of the audit and estimated fees. That agreement is subject to alternative dispute resolution procedures.

The following table represents aggregate Audit Fees billed or to be billed to us for services performed for the fiscal years ended March 31, 2016, and 2015, by M&K CPAs, PLLC, our independent registered public accounting firm.

Fee Category	FY2016	FY2015
Audit Fees	$51,750	$53,750
Audit Related Fees	500	500
Tax Fees	1,910	1,556

Total Fees	$54,160	$48,682

The total Audit Fees paid to M&K CPAs, PLLC for professional services performed in connection with the audit of our financial statements for the fiscal year ended March 31, 2016, and for review of our financial statements in connection with our 1st, 2nd and 3rd Quarterly Reports on Form 10-Q of fiscal 2016, was approximately $51,750. The Company paid $53,750 in fees during fiscal year ended March 31, 2015, which included review of our financial statements for our Quarterly Reports and other reviews related to regulatory filings required by the SEC.

Audit Fees - Consists of fees for professional services rendered by our principal accountants for the audit of our annual financial statements in our 10-K and review of the financial statements included in our Forms 10-Q or services that are normally provided by our principal accountants in connection with statutory and regulatory filings or engagements.

Audit-related Fees - Consists of fees for assurance and related services by our principal accountants that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit fees.”

Tax Fees - Consists of fees for professional services rendered by our principal accountants for tax compliance, tax advice and tax planning.

All services provided by M&K CPAs, PLLC for the fiscal years ended March 31, 2016 and 2015 were approved by the audit committee.

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The Board of Directors recommends that shareholders vote FOR Proposal No. 2 to Ratify the Election of M&K CPAs, PLLC.

PROPOSAL No. 3

INCREASE IN SHARE AUTHORIZATION

Pursuant to Section 30-1-1003 of the Idaho Business Corporation Act, an amendment to the Articles of Incorporation of an Idaho corporation must first be adopted by the Board of Directors, and then submitted to and approved by shareholders owning a majority of the outstanding voting securities of the class voting on the amendment.

The Board of Directors resolved on July 14, 2016, to increase the Company authorized common stock from 100,000,000 shares with no par value to 150,000,000 shares of common stock with no par value, and has further directed that management submit the resolution for ratification by the shareholders at the Annual Meeting.

Reasons for the Adoption of the Amendment to Our Articles of Incorporation

Our Articles of Incorporation currently authorize the issuance of up to 100,000,000 shares of common stock with no par value per share, and there are currently 82,480,682 of such shares issued and outstanding, not including 6,250,000 shares recently sold in our $500,000 private placement, which have not yet been issued. Our Board of Directors believes that an increase in the number of our authorized shares to 150,000,000 shares will provide the Company with a sufficient number of available shares to potentially be used for various corporate purposes, including the sale of common stock and securities convertible into common stock, as well as the issuance for potential acquisitions, share dividends, and the granting of options or warrants or issuances under compensatory plans presently in effect or that may be adopted by us in the future. As of the date hereof, we are not party to any agreement or arrangement by which any of the newly authorized shares will be issued.

The increase in our authorized shares of common stock may have the effect of preventing or delaying the acquisition by third parties of a controlling interest in us. Our ability to issue the increased number of voting securities may lead to an increase in the number of votes required in order to approve a future change in control and may make it substantially more difficult for third parties to gain control of us through a tender offer, proxy contest, merger, or other transaction. The ability to prevent a change in control may deprive our shareholders of any benefits that may result from such a change in control, including the potential realization of a premium over the market price for our common stock that could result from a transaction of this type. Furthermore, the issuance of a large block of additional shares to parties who may be deemed “friendly” to our Board of Directors may make it more difficult to remove incumbent directors from office, even if such removal would benefit our common shareholders. Despite these potential anti-takeover effects, however, our Board of Directors believes that the financial flexibility afforded by an increase in our authorized common stock outweighs the potential disadvantages. Our Board of Directors has adopted the resolutions necessary to increase our authorized shares with a view to such flexibility, and not with a view to its potential anti-takeover effects. Our management and our Board of Directors have no present intention to use the increased number of authorized common shares for any anti-takeover purpose.

Our issuance of any additional shares of our common stock may dilute both the equity interests and the earnings per share of our existing common shareholders. Such dilution may be substantial, depending on the number of shares issued. The newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock. The amendment of our Articles of Incorporation to increase our authorized common shares will not have any material effect on our business operations or reporting requirements with the Securities and Exchange Commission, other than the requirement that we file a Current Report on Form 8-K with respect to such amendment.

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The Board of Directors recommends that shareholders vote FOR Proposal No. 3 to Ratify the Increase in our Authorized Shares.

PROPOSAL 4

Increase in shares to the PCS 2009 Equity Incentive Plan

On July 13, 2009, our Board of Directors (“Board”) approved the 2009 Equity Incentive Plan (the “Plan”), and our shareholders approved it on August 27, 2009, following the mailing of our Definitive Proxy Statement that was filed with the SEC on August 11, 2009. Four Million (4,000,000) shares of common stock were reserved for use in the Plan. As of July 13, 2009, there were approximately 29 employees, two (2) officers, five (5) directors and three (3) consultants of the Company and all subsidiaries of the Company that were eligible to participate in the Plan. As of January 31, 2012, there were approximately 22 employees, two (2) officers, three (3) outside directors and three (3) consultants of the Company and all subsidiaries of the Company who were eligible to participate in the Plan. On July 10, 2009, the closing price of the Company’s common stock was $0.75. On January 31, 2012, the closing price of the Company’s common stock was $0.06. The Plan replaced our 2004 Non-Qualified Stock Option Plan, as amended, under which 10,000,000 shares of our common stock had been reserved for issuance. Once the Plan was approved, the 10,000,000 shares of common stock were returned to the Company as authorized but unissued common stock, less 324,733 shares that were underlying outstanding grants or options as of July 12, 2009.

On April 4, 2012, our Board of Directors adopted and our shareholders approved an Amendment to increase the number of shares of our common stock available for grants, incentive or other purposes under the Company’s 2009 Equity Incentive Plan from 4,000,000 shares to 8,000,000 shares.

As of fiscal year ending March 31, 2016, 7,988,444 shares have been issued or underlie outstanding grants or awards under the 2009 Equity Incentive Plan, leaving only 11,556 shares for future grants or awards. The increase in the number of Plan shares is needed to accomplish the intentions of the Plan outlined under the heading “Purpose” below. The decrease in our common stock public trading price since the adoption of the Plan has required the Board of Directors to utilize more of the present number of shares authorized for issuance under the Plan than had been anticipated.

The Board has resolved, subject to an increase in our authorized shares by the approval of Proposal 3, to increase the number of shares authorized for issuance under the Plan by adding an additional 2,000,000 shares, bringing the total shares reserved for issuance under the Plan to 10,000,000. This increase in the number of shares authorized for issuance under the Plan is the only part of the Plan that is being submitted to a vote of shareholders under this Proxy Statement as the Plan was adopted, ratified and approved by our shareholders at a special meeting held on August 27, 2009. However, a summary of the Plan, which includes the reasons of our Board for the adoption and utilization of the Plan, is set forth below. This summary is qualified in its entirety by the full text of the Plan, which was attached to our Definitive Proxy Statement filed with the SEC on August 11, 2009. Any capitalized terms not otherwise defined in this summary shall have the meaning ascribed to such term in the Plan.

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Purpose.

The purpose of the Plan is to (i) align the interests of employees, officers, directors, and consultants of the Company or any subsidiary of the Company with the interests of the Company’s shareholders; (ii) provide employees, officers, directors and consultants with an incentive for outstanding performance; and (iii) enhance the Company’s ability to motivate, attract, and retain the services of employees, officers, directors, and consultants upon whose judgment, interest, and effort the successful conduct of the Company’s business is dependent.

Participants.

Participants in the Plan are the employees, officers, directors and consultants of the Company and any subsidiary of the Company.

Permissible Awards.

The Plan authorizes the grant of award in any of the following forms:

Stock options to purchase shares of common stock, which may be nonstatutory stock options or incentive stock options under the U.S. Internal Revenue Code, as amended (the “Code”). The exercise price of an option granted under the Plan may not be less than the fair market value of the Company’s common stock on the date of grant. The vesting and exercise of the stock option may be conditioned upon such events, or compliance with such criteria, or both, as the Board may determine. The Board may waive any vesting or exercise provision at any time in whole or in part based upon factors as the Board may determine in its sole discretion. Stock options granted under the Plan will have a term of no more than ten years. Incentive stock options may be granted only to eligible employees of the Company or any subsidiary of the Company but nonstatutory stock options may be granted to all participants. The maximum fair market value of common stock, as determined on the grant date, which may be granted under the Plan for incentive stock options to any one person during any one calendar year is $100,000. Stock appreciation rights, which give the holder the right to receive the excess, if any, of the fair market value of one or more shares of common stock on the date of exercise, over the base price of the stock appreciation right. The vesting and exercise of the stock appreciation rights may be conditioned upon such events, or compliance with such criteria, or both, as the Board may determine. Stock appreciation rights shall not entitle the holder to voting rights or any other rights of a shareholder.

● Phantom stock, which give the holder the right to receive payment of the entire fair market value of one or more shares of common stock at a future date. The vesting and exercise of the phantom stock may be conditioned upon such events, or compliance with such criteria, or both, as the Board may determine. Phantom stock shall not entitle the holder to voting rights or any other rights of a shareholder.

● Performance shares are units valued by reference to a designated number of shares of common stock. The value of the units is paid upon the attainment of stated vesting or performance goals set by the Board.

● Restricted stock, which is subject to restrictions on transferability and subject to forfeiture based on the failure to attain stated vesting or performance goals set by the Board.

● Restricted stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property) in the future, which is subject to restrictions on transferability and subject to forfeiture based on the failure to attain stated vesting or performance goals set by the Board.

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● Deferred stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property) in the future, on such terms and conditions as the Board may determine.

● Dividend equivalents, which entitle the participant to payments calculated by reference to the amount of dividends paid on the shares of stock underlying an award during a specified period of time on such terms and conditions as the Board may determine.

● Stock purchase incentives, which entitle the participant to purchase from the Company shares of the Company’s common stock, generally at a discount. The incentive price per share shall not be less than 85% of the fair market value of the common stock on the date of grant or the date of exercise, which ever is lower. Stock purchase incentives granted are intended to comply with provisions of the Code applicable to employee stock purchase plans. No employee shall be granted a share purchase incentive if such employee after the grant owns five percent or more of the total voting power or value of all classes of Company stock or permits the employee’s rights to purchase common stock at a rate which exceeds $25,000 for the calendar year.

● Other stock-based awards in the discretion of the Board, including unrestricted stock grants.

All awards will be evidenced by a written award agreement between the Company and the participant, which will include such provisions as may be specified by the Board. Awards granted under the Plan may, in the discretion of the Board, be granted either alone, in addition to, or in tandem with, any other award granted under the Plan.

Deductibility under Section 162(m).

The Plan is designed to comply with Code Section 162(m) so that grants of market priced options and stock appreciation rights under the Plan, and other awards that are conditioned on performance goals as described below, will be excluded from the calculation of annual compensation for purposes of Code Section 162(m) and will be fully deductible. While the Board believes it is important to preserve the deductibility of compensation under Code Section 162(m) generally, the Board reserves the right to grant or approve awards or compensation that is non-deductible.

Performance Goals.

The Board may designate any award as a qualified performance-based award in order to make the award fully deductible without regard to the limitation on deductibility imposed by Code Section 162(m). If an award is so designated, the Board shall establish objectively determinable performance goals for the award. Performance goals for such awards shall be based on one or more of the following business criteria:

● Earnings, including per share (whether growth or target), operating or other methods of measuring earnings;

● Return on investment, including return on equity, on assets, on investment, on capital; and other methods of measuring the return on the investment;

● Income, including gross, net; operating, etc.;

● Revenue, including operating and non-operating revenue;

● Operations, including net and gross margin, compliance and other methods to measure operations;

● Customer, customer service and customer statistics;

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● Employee recruitment, compensation, retention, training, development and leadership;

● Shareholder relations;

● Company culture;

● Creativity, including improving Company products and processes, solving customer issues, imagination, and artistic and intellectual inventiveness;

● Community involvement;

● Strategy, including developing, updating and implementing strategic plans;

● Growth, geographical growth, market share growth, facility growth and acquisitions; and

● Goals consistent with the participant’s specific employee and officer duties and responsibilities, designed to further the financial, operational and other business interests of the Company.

A performance goal award shall be earned, vested and payable (as applicable) only upon the achievement of (i) performance goals established by the Board and derived from one or more of the business criteria set forth above; and (ii) any other conditions that the Board may determine with respect to the business criteria set forth above. The Board may provide, in its sole and absolute discretion, in connection with the grant of or amendment of a performance award, that achievement of the performance goals will be waived upon death, disability, change in control, or acceleration of vesting for any other reason as set forth in the Plan.

The Board may determine that any evaluation of performance will include, exclude or otherwise equitably adjust for unusual and non-recurring financial events such as asset write-downs or impairment charges; litigation or claim judgments or settlements; the effect of changes in tax laws or accounting principles affecting reported results; accruals for reorganization and restructuring programs; extraordinary nonrecurring items meriting special accounting treatment, as determined under generally accepted accounting principles or as set forth in financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; acquisitions or divestitures; and foreign exchange gains and losses. However, in order to meet the requirements of Section 162(m), in the event the Board determines to include or exclude such unusual and nonrecurring events when measuring actual results, it must do so in a prescribed form and within the time as may be required or permitted under applicable tax regulations. Any payment of an award granted with performance goals will be conditioned on the written certification of the Board in each case that the performance goals and any other material conditions were satisfied.

Limitations on Transfer; Beneficiaries.

No right or interest of a participant in any unexercised or restricted award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a subsidiary of the Company, or shall be subject to any lien, obligation, or liability of such participant to any other party other than the Company or a subsidiary of the Company. No unexercised or restricted award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order. The Board may permit other transfers where the Board concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Board, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

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Acceleration Upon Certain Events.

Unless otherwise provided in an award grant or other governing document, if a participant’s service terminates by reason of death or disability, all of such participant’s outstanding options, stock appreciation rights and other awards in the nature of rights that may be exercised will become fully vested and exercisable, all time-based vesting restrictions on outstanding awards will lapse, all outstanding performance-based awards will be fully earned based upon an assumed achievement of all relevant performance goals at “target” levels and there will be a pro-rata payout of such performance awards based upon the length of time within the performance period that has elapsed prior to the termination of service.

Unless otherwise provided in an award grant or other governing document, upon the occurrence of a Change in Control of the Company, all outstanding options, stock appreciation rights and other awards in the nature of rights that may be exercised will become fully exercisable, all time-based vesting restrictions on outstanding awards will lapse, all outstanding performance-based awards will be fully earned based upon an assumed achievement of all relevant performance goals at “target” levels and there will be a pro-rata payout of such performance awards based upon the length of time within the performance period that has elapsed prior to the change in control.

In addition, the Board may in its discretion accelerate awards for any other reason; however, the Board shall not exercise such discretion with respect to restricted stock or restricted stock units that in the aggregate exceed 5% of the shares available for issuance under the Plan (excluding from this calculation restricted shares or restricted stock units granted to non-employee directors or accelerations of vesting upon a change in control or other corporate transaction or restructuring, or a participant’s termination of employment or separation from service resulting from death or disability or for the convenience or in the best interests of the Company). The Board may discriminate among participants or among awards in exercising such discretion.

Shares Available for Awards.

Subject to adjustment as provided in the Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the Plan is 8,000,000. Each share issued and outstanding pursuant to an award shall be subtracted from the total number of shares reserved under the Plan, and awards satisfied in cash or property shall not result in decreasing the total number of shares reserved under the Plan. Except for the reservation of a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any grant or award under the Plan.

Exercise Consideration.

The Board may determine the consideration, including method of payment, to be paid upon exercise of an award. The form of consideration may include, in whole or in part, cash, check, promissory note, shares, a cashless exercise, reduction in any liability owed to the Company and such other forms and methods for payment of shares to the extent permitted by the Company and applicable law.

Adjustments.

In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, reverse stock-split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the share authorization limits under the Plan will automatically be adjusted proportionately, the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award, and the Board may adjust outstanding awards to preserve the benefits or potential benefits of the awards.

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Administration.

The Plan will be administered by the Board. The Board may appoint a committee and empower the committee to act on behalf of the Board, including, without limitation, the authority up to and including to act in full substitution for the Board. The Board will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; the payment of an award, including cash, stock, property or other awards; establish, adopt or revise any rules and regulations as it may deem advisable to administer the Plan; and make all other decisions and determinations that may be required under the Plan.

The Board may not make discretionary grants to non-employee directors. Awards granted to the Company’s non-employee directors will be made only in accordance with the parameters of the Company’s director compensation plan, or any successor program for the compensation of non-employee directors as in effect from time to time.

Adoption, Duration, Termination and Amendment.

The Plan was approved by the Board in July, 2009, and the Company’s shareholders must approve the Plan within twelve (12) months after Board approval. The Plan has a term of ten years, unless earlier terminated by the Board. The Board may, at any time and from time to time, terminate or amend the Plan, but if an amendment to the Plan would in the reasonable opinion of the Board materially increase the number of shares of stock issuable under the Plan, expand the types of awards provided under the Plan, materially expand the class of participants eligible to participate in the Plan, materially extend the term of the Plan or otherwise constitute a material change requiring shareholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval. The Board may amend or terminate outstanding awards without approval of the participant, as long as the amendment or termination does not reduce or diminish the value of such award or adversely affect any award previously granted under the Plan.

Prohibition on Extension and Repricing.

The original term of a stock option may not be extended without the prior approval of the Company shareholders. Except as indicated above under “Adjustments,” the exercise price of a stock option may not be reduced, directly or indirectly, without the prior approval of the Company shareholders.

Certain Federal Tax Effects.

The following discussion is limited to a summary of the U.S. federal income tax provisions relating to the grant, exercise and vesting of awards under the Plan and the subsequent sale of common stock acquired under the Plan. The tax consequences of awards vary depending upon the participant. Also, the tax consequences of the grant, exercise or vesting of awards vary depending upon the particular circumstances, and applicable law. The income tax laws, regulations and interpretations thereof change frequently. Participants are solely responsible for all federal, state and other income, transfer, estate and other taxes, interest, penalties and related charges arising from or related to the awards. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws. The Company does not offer or render any tax advice relating to the awards

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Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option at fair market value under the Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction. In the event that the stock received is restricted stock, the optionee does not recognize ordinary income when the option is exercised, but recognizes ordinary income at the time the restrictions lapse. Any gain that the optionee realizes when the optionee later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Option. There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the optionee will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. A participant receiving a stock appreciation right will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time.

Phantom Stock. A participant generally will not recognize income, and the Company will not be allowed a tax deduction, at the time phantom stock is granted. When the participant receives settlement of the award, the fair market value of the shares of stock (or cash payment) and any dividends and liquidation or redemption proceeds applicable to the phantom stock will be ordinary income to the participant, and the Company will be allowed a corresponding federal income tax deduction at that time.

Restricted Stock. If a restricted stock award is subject to restrictions on transfer and substantial risk of forfeiture, then the participant will not recognize income and the Company will not be allowed a tax deduction at the time the restricted stock award is granted, unless the participant makes an election to accelerate recognition of the income to the date of grant as described below. When the restrictions lapse, the participant will recognize ordinary income equal to the far market value of the common stock as of that date (less any amount the participant paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, the participant will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

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Restricted Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon issuance of shares of common stock in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount the participant paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Deferred Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a deferred stock unit award is granted. Upon issuance of shares of common stock in settlement of a deferred stock unit award, a participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount the participant paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Shares. A participant generally will not recognize income, and the Company will not be allowed a tax deduction, at the time performance shares are granted. When the participant receives settlement of the award, the fair market value of the shares of stock (or cash payment) will be ordinary income to the participant, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Dividend Equivalents. A participant generally will not recognize income, and the Company will not be allowed a tax deduction, at the time the dividend equivalents are granted. When the participant receives dividend payments, the payments will be ordinary income to the participant, and the Company will be allowed a corresponding federal income tax deduction at that time.

Stock Purchase Incentives. There will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of a stock purchase incentive under the Plan. If the optionee holds the stock purchase incentive shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the stock purchase incentive shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the stock purchase incentive shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the optionee will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the stock purchase incentive shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount.

Code Section 409A. The Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, stock options and stock appreciation rights that comply with the terms of the Plan are designed to be exempt from the application of Code Section 409A. Restricted stock units, deferred stock units and performance shares granted under the Plan would be subject to Section 409A unless they are designated to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

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The Board of Directors recommends voting “FOR” approval of the increase in shares to the PCS 2009 Equity
Incentive Plan.

PROPOSAL 5

OTHER MATTERS

The Board of Directors is not aware of any business other than the aforementioned matters that will be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the person named in the enclosed Proxy to vote thereon in accordance with his best judgment.

A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2016, is available on the company’s website and is attached hereto and incorporated herein by reference. Should additional copies be required, or any copies of the other Proxy Soliciting Materials, they may be obtained, without cost, by one of the following means:

1.	E-mailing Robert@edventures.com;

2.	Calling Investor Relations at (208) 343-3110;

3.	Visiting http://pcsv.global;

4.	Writing Investor Relations:
PCS Edventures!.com, Inc.
345 Bobwhite Court, Suite 200
Boise, Idaho 83706

We look forward to seeing many of our shareholders at our Annual Meeting on September 23, 2016. If you are unable to attend and are interested in participating, you can view a live broadcast of the meeting virtually by following the instructions below:

https://attendee.gotowebinar.com/register/8598008681977733636

The phone number and conference code will be e-mailed to you when you register.

For assistance, please call our office at (800) 429-3110, and we will guide you through the process. We look forward to having you!

Documents attached to this Proxy Statement and Incorporated by Reference and comprising the Proxy Soliciting Materials

1. Notice of Annual Meeting of Stockholders.

2. Notice of Internet Availability of the Proxy Soliciting Materials.

3. Proxy Card.

4. Annual Report on Form 10-K of the SEC for the fiscal year ended March 31, 2016, filed with the SEC on June 22, 2016.

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